EVERCORE EQUITY FUND (the “Fund”)
a series of Wall Street EWM Funds Trust (the “Trust”)

Supplement dated March 1, 2021 to the
Prospectus and Statement of Additional Information dated April 30, 2020

At a meeting of the Board of Trustees (the “Board”) of Wall Street EWM Funds Trust held on February 23, 2021 (the “Meeting”), the Board approved a change to the Fund’s principal investment objectives.

Effective May 1, 2021, the Fund’s investment objective will be long term growth of capital. The Fund will no longer have a secondary objective.

At the Meeting the Board also approved, and recommended that shareholders approve: (1) changes to the Fund’s fundamental investment policies, and (2) the election of the Board, which will continue to be comprised of the three current Board members. The Board has scheduled a meeting of the shareholders for April 23, 2021 (the “Shareholder Meeting”). Shareholders of record as of February 28, 2021 will be entitled to vote at the Shareholder Meeting. More information will be provided in supplementary proxy materials.

Please retain this supplement with your Prospectus and SAI for future reference.